UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2004


                                 Polypore, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


             Delaware                                           57-1006871
          --------------                                    ------------------
(State or other jurisdiction of incorporation)              (IRS Employer
                                                            Identification No.)



          13800 South Lakes Drive, Charlotte, NC                 28273
          --------------------------------------                 -----
          (Address of principal executive offices)            (Zip Code)


          Registrant's telephone number, including area code: (704) 587-8409
                                                              --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 15, 2004, Polypore, Inc. (the "Company") issued a press release relating to its third quarter 2004 financial results. This press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Current Report. This information is not filed but is furnished to the Securities and Exchange Commission in accordance with General Instruction B.2. of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial statements of businesses acquired.

     None

     (b) Pro forma financial information.

     None

     (c) Exhibits.

     99.1 Press Release, dated November 15, 2004, relating to third quarter 2004 financial results

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          POLYPORE, INC.


                                          By /s/ Frank Nasisi
                                             -----------------------------
                                             Frank Nasisi
                                             President and Chief Executive
                                             Officer


Date:  November 23, 2004

                                  EXHIBIT INDEX


Exhibit:
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99.1 Press Release, dated November 15, 2004, relating to third quarter 2004 financial results